UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2021

WESTWOOD HOLDINGS GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31234	75-2969997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
200 Crescent Court, Suite 1200
Dallas, Texas 75201
(Address of principal executive offices, including zip code)
(214) 756-6900
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
On April 29, 2021, Westwood Holdings Group, Inc. (“Westwood” or the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) to report the voting results of its 2021 Annual Meeting. This Amendment is being filed to correct a typographical error in the Initial 8-K regarding Proposal 4. The language regarding Proposal 4 incorrectly reported that the vote on the stockholders approval, on a non-binding, advisory basis, of the Company's executive compensation, did not receive the necessary votes required by law and was therefore not approved. The language regarding Proposal 4 should have stated that the stockholders approved, on a non-binding, advisory basis, the Company's executive compensation.

Except for the language regarding Proposal 4, all information set forth in the Initial 8-K Statement remains unchanged.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously announced and as further described under Item 5.07, on April 28, 2021, Westwood Holdings Group, Inc. (the “Company”) held its annual meeting of stockholders in Dallas, Texas (the “Annual Meeting”).
The Company’s stockholders approved the Eighth Amended and Restated Westwood Holdings Group, Inc. Stock Incentive Plan (the “Incentive Plan”). The material revisions of the Incentive Plan included:
•Increase the total number of shares currently authorized under the Incentive Plan by 250,000 shares.
The Incentive Plan was included as Appendix A to the Definitive Proxy Statement filed with the SEC on March 5, 2021.
Item 5.07    Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the following Proposals 1, 2, 3, and 4 were approved by the Company’s stockholders. No other business was brought before the Annual Meeting. The Proposals are described in detail in the Company’s definitive proxy statement filed with the SEC on March 5, 2021. The voting results for the Annual Meeting are set forth below.

(a)Proposal 1: The stockholders elected the directors listed below to hold office until the next annual meeting and until their respective successors shall have been duly elected and qualified. The voting results for this Proposal 1 were as follows:

Nominee	For	Withheld	Broker Non-Vote
Brian O. Casey	5,675,945	171,281	756,567
Richard M. Frank	5,539,303	307,923	756,567
Susan M. Byrne	5,566,312	280,914	756,567
Ellen H. Masterson	5,641,947	205,279	756,567
Geoffrey R. Norman	5,606,017	241,209	756,567
Raymond E. Wooldridge	5,332,849	514,377	756,567

(b)Proposal 2: The stockholders ratified Deloitte & Touche LLP as the Company’s independent auditors for the year ending December 31, 2021. The voting results for this Proposal 2 were as follows:

For	Against	Abstain
6,399,188	204,163	442

(c)Proposal 3: The stockholders approved the Eighth Amended and Restated Westwood Holdings Group, Inc. Stock Incentive Plan. The voting results for this Proposal 3 were as follows:

For	Against	Abstain	Broker Non-Vote
5,152,947	691,786	2,493	756,567
(d) Proposal 4: The stockholders approved, on a non-binding, advisory basis, the Company's executive compensation. The voting results for this Proposal 4 were as follows:

For	Against	Abstain	Broker Non-Vote
5,692,031	148,990	6,205	756,567

NATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTWOOD HOLDINGS GROUP, INC.

Date: April 29, 2021	/s/ Brian O. Casey
Brian O. Casey
President and Chief Executive Officer